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                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                                MIDLAND DIVISION

IN RE:                                )
                                      )
COSTILLA ENERGY, INC.,                )                       CASE NO. 99-70653
TAX I.D. NO. 75-2658940               )                             (CHAPTER 11)
                                      )
         DEBTOR.                      )

                ORDER CONFIRMING DEBTOR'S PLAN OF REORGANIZATION
                    (LIQUIDATION), AS RESTATED TO REFLECT ALL
                          AMENDMENTS AND MODIFICATIONS

         At San Antonio, Texas, pursuant to this Court's Order Approving Disclosure Statement entered on July 20, 2000, there came on for hearing commencing on September 14, 2000 (the "Confirmation Hearing"), the confirmation of the Debtor's Plan of Reorganization (Liquidation), As Amended dated as of July 28, 2000 and subsequently as modified by Debtor's Plan of Reorganization (Liquidation), Restated To Reflect All Amendments And Modifications dated as of September 15, 2000 (the latter being referred to as the "Plan"), and the Court having considered the evidence presented, and the timely filed objections to the Plan, and the arguments made by counsel for the respective parties in interest appearing at the Confirmation Hearing; and based thereon the Court having made findings on the record as to all issues required to be determined pursuant to 11 U.S.C. Section 1129, which are incorporated herein by reference and made a part hereof, and that the Plan, and the modifications it contains, complies with all requirements of 11 U.S.C. Sections 1122, 1123 and 1129 and other provisions concerning confirmation, and that all requirements under the Bankruptcy Code for the notice and solicitation of the Plan have been met, and further therein having concluded after due deliberation and good and sufficient cause


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appearing therefor that the Plan should be confirmed pursuant to a final judgment, order and decree of this Court(1); it is therefore

PLAN CONFIRMED

         ORDERED, that the Plan is hereby CONFIRMED and approved in its entirety; and it is further

         ORDERED, that upon entry of this Order all conditions precedent to confirmation of the Plan shall be deemed satisfied; and it is further

         ORDERED, that pursuant to Section 1141 of the Bankruptcy Code, the Plan and its provisions and exhibits and this Order shall be binding, as provided in such documents, upon: (i) the Debtor; (ii) the Trust; (iii) the Directors and Officers Litigation Trust; (iv) each entity and Person acquiring, receiving or retaining property under the Plan; (v) each party to an executory contract or unexpired lease of the Debtor; (vi) each Creditor and Equity Interest holder of the Debtor, whether or not the Claim or Interest of such Creditor or Equity Interest holder is impaired under the Plan and whether or not such Creditor or Equity Interest holder has accepted the Plan; and (vii) each of the foregoing's respective heirs, executors, administrators, successors and assigns; and it is further

         ORDERED, that the record of the Confirmation Hearing is hereby closed; and it is further

VESTING OF PROPERTY OF ESTATE

         ORDERED, that on the Effective Date, the property of the estate of the Debtor, including but not limited to any an all rights, claims, or causes of action, whether known or unknown,

----------

         (1) Unless stated otherwise, all capitalized words used in this Order shall be the same meaning that they are defined to have in the Plan.


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asserted or unasserted, at law or equity and whether arising pursuant to the
Bankruptcy Code or other applicable law, shall vest in the Trust and the Directors and Officers Litigation Trust as described in Section 6.1 of the Plan; and it is further

         ORDERED the Plan Trustee shall be fully empowered to receive, manage, dispose and distribute the property conveyed to the Trust, subject to the terms of the Plan, this Order and any other agreement that becomes binding in connection with the consummation of the Plan; and it is further

INJUNCTION

         ORDERED, that all Claims against and Equity Interest in the Debtor are prohibited from collecting Claims or Interests in any manner other than provided in the Plan or if not provided for in the Plan as provided in the Bankruptcy Code but solely as a defensive offset, credit, or recoupment; it is further

EXECUTORY CONTRACTS

         ORDERED, that all Leases which were not assumed or assumed and assigned prior to the Effective Date are hereby deemed rejected as of the Confirmation Date, provided however that (1) all software licences, geophysical licences, geological data bases, digital mapping data bases, geological software, and computer databases which were not assigned to the Purchaser are hereby assumed and assigned to the Trust, with no further payments or cure amounts owing by the Debtor or the Trust; (2) all insurance policies in which the Debtor or the Debtor's property are insured and which were not assigned to the Purchaser are hereby assumed and assigned to the Trust, without prejudice to the Plan Trustee canceling such policies in the Plan Trustee's discretion; provided, further however, that the Plan is hereby revised such that the Court


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approves the amendment to Debtor's lease with MRO Southwest, Inc. to be amended pursuant to the terms attached to the Plan as Exhibit "A"; and it is further

CLAIMS BAR DATES

         ORDERED, that all holders of Claims for damages resulting from the rejection of executory contracts or unexpired leases shall file a proof of claim within thirty (30) days from the Confirmation Date,or otherwise such Claim shall be forever barred; and it is further

         ORDERED, that any holder of an Administrative Expense, other than (1) a Fee Claim, and (2) a Claim for 2000 ad valorem property taxes, must file with the Bankruptcy Court and serve on the Debtor, the Committee and their counsel notice of such administrative expense prior to the commencement of the Confirmation Hearing. Each Professional Person or other entity that holds or asserts an Administrative Expense that is a Fee Claim incurred before the Effective Date shall be required to file with the Bankruptcy Court, and serve on all parties required to receive notice, a Fee Application.

         ORDERED, that the Objection Deadline to which objections to Claims shall be filed with the Bankruptcy Court shall be one (1) year after the Effective Date, unless extended by order of the Bankruptcy Court; provided, however, that the August 31, 2000, deadline to object to the Bankers Trust Swap Claim shall not be extended or effected by the Plan or this Order; and it is further

AUTHORITY OF  PLAN TRUSTEE AND LITIGATION TRUSTEE

         ORDERED, that pursuant to 11 U.S.C. Section 1142(b), Debtor and its directors, officers, attorneys, agents and representatives are authorized and empowered to perform on and after the Effective Date all actions specified in or otherwise required to consummate the transactions


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contemplated by the Plan, including those involving the Trust and the Directors and Officers Litigation Trust; and it is further

         ORDERED, that pursuant to the applicable laws governing corporations of Delaware concerning the authority of the Court to approve corporate action, the Debtor is authorized to consummate on or after the Effective Date all provisions of the Plan; and it is further

         ORDERED, that the provisions of Articles 11 and 12 of the Plan governing distributions under the Plan and the procedures with respect to disputed Claims are hereby approved and found to be fair and reasonable; and it is further

         ORDERED, that proceeds from sales of property upon which liens have been asserted shall not be disbursed upon consummation of the Plan until the validity of such liens are determined or authorized to be disbursed pursuant to order of this Court; and it is further

         RETAINED JURISDICTION

         ORDERED, that the Bankruptcy Court shall retain exclusive jurisdiction over all matters provided for in Article 15 of the Plan or any agreement, order or stipulation entered in connection with the Chapter 11 Case, and with respect to the enforcement and interpretation of the provisions of the Plan and this Order; and it is further

         PLAN TRUSTEE AND LITIGATION TRUSTEE

         ORDERED, that Bobby Page is hereby approved and appointed as the Plan Trustee of the Trust, without bond, and has full authority to act on behalf of the Trust as specified in the Plan and documents, if any relating to the formation and authority of the Trust; and it is further


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         ORDERED, that George Hicks is hereby approved and appointed as the
Litigation Trustee of the Directors and Officers Litigation Trust and has full authority to act on behalf of the Directors and Officers Litigation Trust as specified in the Plan and documents, if any, relating to the formation and authority of the Directors and Officers Litigation Trust; and it is further

         ORDERED, that consistent with Article 6 of the Plan, on the Effective Date the Trust and Directors and Officers Litigation Trustee is hereby created provided, however, that the Bankruptcy Court shall retain original but not exclusive jurisdiction over all rights and property named in Section 6.2 of the Plan assigned to the Trust and the Directors and Officers Litigation Trust including, without limitation, the determination of all controversies and disputes arising under or in connection with the property of the Debtor; and it is further

         ORDERED, that pursuant to 11 U.S.C. Section 1123(b)(3)(B), the Trust and Directors and Officers Litigation Trust, as applicable under the Plan, shall be the representative of the Debtor's estate for purposes of pursuing any causes of action that exist to the extent that any such cause of action vests in or is assigned to the Trust or the Directors and Officers Litigation Trust, as the case may be, in accordance with the terms of the Plan; and it is further

COMMITTEE

         ORDERED, that the Committee shall remain in existence for the purposes stated in Article 8 of the Plan and likewise shall terminate under the provisions of such Article; and it is further

AUTOMATIC STAY

         ORDERED, that subject to the provisions of the Plan, the stay in effect in this Chapter 11 Case pursuant to Section 362(a) of the Bankruptcy Code shall continue to be effective until the


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Effective Date, and at that time, shall be dissolved and of no further force or effect, subject to the injunctions provided in this Order and in Section 16.3 of the Plan; and it is further

EFFECTIVE DATE

         ORDERED, that the Effective Date shall be a Business Day selected by the Debtor after the first Business Day which is 10 days after the Confirmation Date on which (i) the Confirmation Order is not stayed and (ii) all conditions to the effectiveness of the Plan have been satisfied or waived as provided in
Article 14 of the Plan.

OBJECTIONS

         ORDERED, that to the extent any objections to confirmation of the Plan (including each letter or other pleading filed with the Court that may be deemed to be such an objection) have not been withdrawn or are not cured by the relief granted herein, such objections to confirmation shall be and hereby are overruled and denied; and all withdrawn objections shall be and hereby are deemed withdrawn, with prejudice; and it is further

MODIFICATIONS

         ORDERED that all modifications made to the Debtor's Plan of Reorganization (Liquidation), As Amended dated July 28, 2000 which are reflected in the Debtor's Plan of Reorganization (Liquidation), Restated To Reflect All Amendments And Modifications, and which has been referred to within this Order as the "Plan," are approved.


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         SIGNED this 15 day of September, 2000.

                                         /s/ Ronald B. King
                                         ------------------------------
                                         RONALD KING
                                         UNITED STATES BANKRUPTCY JUDGE


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